© Fifth Third Bank | All Rights Reserved Investor Update August 2013 Please refer to earnings release dated July 18, 2013 and 10-Q dated August 7, 2013 for further information Exhibit 99.1

© Fifth Third Bank | All Rights Reserved
Fifth Third franchise
$123 billion assets (#12)
$93 billion total deposits (#12)
$15 billion market cap (#12)
18 affiliates in 12 states
1,326 banking centers
2,433 ATMs
Leading market share in mature
Midwest market; strong presence in
higher growth Southeastern markets
Source: SNL Financial. Rankings based on U.S. headquartered commercial banks.
Data as of 6/30/13
Kentucky
Tennessee
Georgia
Florida
North
Carolina
West
Virginia
Pennsylvania
Ohio
Michigan
Illinois
Indiana
Missouri

A strong franchise with strong momentum
Return on avg. assets Net charge-off ratio
Net income available to
common shareholders ($MM)
Generated highest level of net income
to common shareholders since 2005.
Improving profitability approaching
target for normalized environment.
Problem assets are at the lowest
levels in five years.
Tier 1 common ratio* Total payout ratio ALLL / NPLs
Coverage levels more than adequate
to protect against potential losses.
Capital ratios continue to be strong
and remain near record levels.
Capital has increased
despite higher payouts.
31%
63%
11% Vantiv
Other
* Non-GAAP measure; see Reg. G reconciliation in appendix.
$511
$503
$1,094
$1,541
2009
2010 2011 2012
2009 2010 2011 2012
0.64%
0.67%
1.15%
1.34%
3.20%
3.02%
1.49%
0.85%
2009 2010 2011 2012
2009
2010 2011 2012
127%
179%
157%
180%
6.99%
7.48%
9.35%
9.51%
2009 2010 2011 2012
2009
2010 2011
2012
6% 6%
23%
Dividends
Share Repurchase
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21%

Net income available to common shareholders of $582MM ($0.65 per diluted share), vs. $413MM ($0.46 per share) in
1Q13 and $376MM ($0.40 per share) in 2Q12
— Return on assets of 1.94%; return on average common equity of 17.3%; return on average tangible common equity** of 21.1%
— Net charge-offs (NCOs) of $112MM (0.51% of loans and leases) down $21MM (12 bps) vs. 1Q13
— Provision expense of $64MM, up $2MM vs. 1Q13
— Loan loss allowance down $48MM sequentially; allowance to loan ratio of 1.99%, 151% of nonperforming assets (NPAs),
191% of nonperforming loans and leases (NPLs)
— Total NPAs of $1.2B including loans held-for-sale (HFS) down $64MM, or 5%, from 1Q13; NPA ratio of 1.32% down 9 bps from
1Q13, NPL ratio of 1.04% down 7 bps from 1Q13
— Tier 1 common ratio 9.43%**, down 27 bps sequentially (Basel III pro forma estimate of ~9.09%)
— Tier 1 capital ratio 11.07%, Total capital ratio 14.34%, Leverage ratio 10.40%
— Tangible common equity ratio** of 8.83% excluding unrealized gains/losses; 8.94% including them
— Book value per share of $15.56; tangible book value per share** of $12.69 up 1% from 1Q13 and 7% from 2Q12
— Repurchased ~26MM common shares in 2Q13; avg. diluted share count reduced by 13MM shares including impact from 1Q13 and 2Q13 share repurchases
2Q13 in review
* Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013 and assumes that the Company elects to maintain the current treatment of AOCI components in capital.
** Non-GAAP measure; see Reg. G reconciliation in appendix.
Significant items in 2Q13 results
$ in MM, except per share data Net income impact
After tax EPS
impact Pre-tax After tax
Gain on sale of Vantiv shares $242 $157
Valuation adjustment on Vantiv warrant $76 $49
Bank-Owned Life Insurance (BOLI) settlement $10 $7
Valuation adjustment on Visa total return swap ($5) ($3)
Increase to litigation reserves ($51) ($39)
Total $171 $0.19
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Credit trends remain favorable
Strong capital ratios*

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Strong revenue and profit generation
2Q13 returns strong relative to peers
ROAA
ROATCE
• Business mix provides higher than average diversity between spread and fee revenues (45+% of revenue)
• Relatively strong margin and relatively high fee income contribution drives strong profitability despite interest rate environment
2Q13 PPNR* / Average Assets
Source: SNL Financial and Company Reports. Data as of 2Q13. Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
PPNR and ROATCE are Non-GAAP measures. See Reg. G reconciliation in appendix.
* Excludes securities gains / losses for FITB and peers.
^ See Page 20 in the Appendix for adjustments
Peer med. 1.7%
2.1%
Significant purchase
accounting benefit
21.1%
1.94%
Adjusted^
As reported
USB MTB WFC BBT PNC FITB^ HBAN STI RF KEY CMA ZION
2.5%
3.0%
1.0%
1.5%
2.0%
0.0%
0.5%
1.35%
1.08%
14.7%
12.3%
FITB Peer Median
FITB Peer Median

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NII results reflect continued moderate NIM
pressure offset by balance sheet growth
* Represents purchase accounting adjustments included in net interest income.
^ Estimate; funding (DDAs + interest-bearing liabilities); liabilities attributed to fixed or floating using terms and expected beta
Fixed / Floating Portfolio
• NIM declined 9 bps sequentially primarily due to lower loan yields and the maturity of interest rate floors, partially offset by higher securities yields and debt maturity in 2Q13
• Negative impact of lower rates on net interest income generally offset by loan growth
• New origination spreads in commercial are tighter and reflect the impact of better credit and overall relationship profitability targets that are supported by fee opportunities
• Spreads in consumer businesses remain tight, inline with increased level of competition
• Coupons on new fixed rate loan originations converging with portfolio average coupons
Interest-Earning
Assets
Funding^
Fixed
~55-60%
NII and NIM (FTE) ($MM)
Loans
51%
Loans
33%
Investment
Portfolio 3%
$885
$893
$903
$907
$899
Floating
54%
Fixed
46%
Floating Fixed
Floating
~40-45%
4.0%
3.5%
3.0%
2.5%
2.0%
2Q12
3Q12 4Q12 1Q13 2Q13
Net Interest Income (right axis) PAA* NIM
$950
$850
$750
$650
$550
$450
3.56% 3.56%
3.49%
3.42%
3.33%
Investment
Portfolio
13%

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Strong loan growth,
ample opportunities for ongoing growth
Loan balances ($B) Loan composition (EOP HFI)
47% C&I / lease
11% Commercial real estate
Commercial
25% Resi. mtg. / home equity
14% Auto
3% Card / other
Consumer
• Solid loan growth with
disciplined lending standards
• C&I and residential mortgage
balance growth more than
offset run-off in both home
equity and commercial real
estate loans (CRE run-off
continues to slow)
EOP loans HFI Avg loans HFI
2Q12 3Q12 4Q12 1Q13 2Q13
$82.6
$82.9
$83.9
$85.9
$86.7
$87.0
$82.4

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Strengthened deposit profile
and increased value proposition to customers
Average deposit balances ($B) Simplified deposit products
• Straightforward,  easy to use
accounts
• Reduced complexity
• Elimination of certain fees
• Total relationship earns better
rates and lower costs
• Compatible with Fifth Third’s
strategic direction and new
regulatory landscape
Deposit growth benefited
from focus on
full customer relationship
$77.6 $77.5
$80.2
$80.9
$81.7
$82.0
$85.5
2Q12 3Q12 4Q12 1Q13 2Q13
Transaction deposits Other time deposits

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Diverse revenue stream
55% Fee income
NII
Fee income as % of 2Q13 revenue 2Q13 Fee income distribution
Economic trends should support long-term improvement in results through balance sheet growth and higher business activity
^ Includes other noninterest income and securities gains.
Strong momentum in key businesses:
• Corporate banking: recent investments in capital markets capabilities, increased syndication and interest rate derivatives revenue
• Investment advisors: reflects strong brokerage production and wealth management fees as well as higher market values
• Retail banking: listening to voice of customer and enhancing channels and products to meet consumer preferences
• Consumer lending: reflects record mortgage originations offset by decline in margins; and
solid auto lending results
45%
Mortgage
22%
Card and
Processing
6%
Deposit
Fees
13%
Corporate
Banking
10%
Investment
Advisors
9%
Other^
40%

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Disciplined expense management
• Long-term target for mid-50% efficiency
ratio in normalized environment
Expense trend ($MM)
* Non-recurring items listed on page 20 in the appendix.
Managing expenses carefully in response to revenue
environment; continuous process of expense evaluation
Efficiency ratio trend
– Potential benefit of higher interest
rates in future
– Reflects below-capacity balance sheet
and lower revenue than we expect and
can support longer term
$1,200
$1,100
$1,000
$900
$800
$700
$600
2Q12
3Q12 4Q12 1Q13 2Q13
Reported expense $937 $1,006 $1,163 $978 $1,035
Non-recurring items*:
Decreasing Expense $18 $5 -- $9 $2
Increasing Expense -- ($55) ($173) ($9) ($60)
Adjusted Expense $955 $956 $990 $978 $977
2Q12 3Q12 4Q12
1Q13
2Q13
62%
61%
60%
60%
62%
53%
60%
65%
59%
Efficiency Ratio Adjusted*
64%

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Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
2Q13 coverage ratios strong
relative to peers
Industry leading reserve levels
Fifth Third Peer Median
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2Q12 3Q12 4Q12 1Q13 2Q13
($150)
($100)
($50)
$0
$50
$100
$150
$200
2.45%
2.32%
2.16%
2.08%
1.99%
$112 $133 $147 $156
$181
($110)
($91)
($71)
($71)
($48)
Net Charge-offs Change in ALLL
Reserves
191%
151%
352%
134%
129%
311%
Reserves / NPLs
Reserves / NPAs
Reserves / Annualized YTD NCOs

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Strong capital position
Capital ratios remain strong
Tangible common equity ratio^*
Tier I capital ratio
Total risk-based capital ratio
Tier 1 common equity*
Including securities gains/losses
Basel III
Est. 9.1%**
2Q12 3Q12 4Q12 1Q13 2Q13
9.2% 9.1%
8.8%
9.0%
8.8%
9.5% 9.5%
9.1%
9.3%
8.9%
0%
2%
4%
6%
8%
10%
1%
3%
5%
7%
9%
9.8%
9.7%
9.5%
9.7%
9.4%
2Q12 3Q12 4Q12 1Q13 2Q13
0%
2%
4%
6%
8%
10%
12.3%
10.9% 10.7% 10.8%
11.1%
2Q12 3Q12 4Q12 1Q13 2Q13
TruPS redemption Impact^^
0%
6%
10%
2%
4%
8%
12%
14%
2Q12 3Q12 4Q12 1Q13 2Q13
TruPS redemption Impact^^
16.2%
14.8%
14.4% 14.4%
14.3%
0%
5%
10%
15%
20%
16.1%
* Non-GAAP measure. See Reg. G reconciliation in appendix.
** Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Basel III Tier I common equity ratio is management’s estimate based upon its current interpretation of recent prospective regulatory capital requirements approved in July 2013 and assumes that the Company elects to maintain the current treatment of
AOCI components in capital.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
^^ Regulatory capital ratios for Fifth Third as of September 30, 2012, excluding the ~135 bps impact of Fifth Third’s call of $1.4B in TruPS in 3Q12
Current period regulatory capital data ratios are estimated.
12.2%

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Capital management philosophy
* Subject to Board of Directors and regulatory approval
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Strategic opportunities
• Prudently evaluate opportunities to increase
density of franchise via disciplined
acquisitions or selective de novos
• Expect future acquisition opportunities
although activity likely to remain muted in
near-term
• Attain top 3 market position in 65% of
markets or more longer term
Dividends*
• As previously indicated, target levels more
consistent with Fed’s near-term payout ratio
guidance of 30%
• Strong levels of profitability would support
higher dividend than current level
• Quarterly dividend increased to $0.12 in 2Q13
Repurchases / Redemptions
Consistent and prudent capital management philosophy
Capital Retention / Deployment Capital Return
• Common share repurchases to limit / manage growth of
excess capital levels
• 2013 CCAR included:
– Potential repurchase of ~$1.2B in common stock
(including repurchases related to already realized
Vantiv gains)
o
Repurchased $539MM of common shares in
2Q13
– Potential issuance of $1.05B in preferred stock
o
$593MM of preferred stock issued in 2Q13
– Conversion of $398MM in 8.5% convertible preferred
stock into ~35.5MM common shares – July 2013
• Ability to repurchase shares in amount equal to any
future after-tax gains on sale of Vantiv shares
* *

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Available and contingent borrowing capacity (2Q13):
– FHLB ~$11B available, ~$12B total
– Federal Reserve ~$29B
Holding Company cash at 6/30/13: $1.8B
Cash currently sufficient to satisfy all fixed obligations
in a stressed environment for over 2 years (debt
maturities, common and preferred dividends, interest
and other expenses) without accessing capital markets;
relying on dividends from subsidiaries or any other
discretionary actions
Expected cash obligations over the next 24 months
—
~$783MM common dividends
—
~$74MM Series G preferred dividends
—
~$639MM interest and other expenses
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM) Heavily core funded
Strong liquidity profile
2013 2014 2015 2016 2017 2018 2019 on
Fifth Third Bancorp Fifth Third Capital Trust (Bancorp)
$1,250
$500
$500
$2,312
2013 2014 2015 2016 2017 2018 2019 on
$1,447
$500
$700
$600
Interest
checking
19%
Demand
24%
L-T debt
6%
Equity
12%
Other
liabilities
5%
Savings/
MMDA
22%
Consumer
time
3%
Foreign
Office
1%
S-T
borrowings
2%
Non-Core
Deposits
6%
S-T
wholesale
8%

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Cash currently sufficient to satisfy all fixed obligations in a stressed environment for approximately 2 years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions
• ~9.1% pro forma Basel III Tier 1 common capital ratio^ under recent prospective regulatory capital requirements
Superior capital and liquidity position
• NCOs lowest reported in more than 5 years; delinquencies at lowest level since 2001
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~55% of total revenue
Diversified traditional banking platform
• 2012 most profitable year since 2005; second highest level of net income in Fifth Third’s history
• PPNR has remained strong throughout the credit cycle
• 1.9% ROAA,21.1% ROATCE^; excluding Vantiv 1.3% ROAA, 13.7% ROTCE
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation in Appendix.

© Fifth Third Bank | All Rights Reserved
Well-positioned for success and leadership in new banking landscape
Strong levels of
profitability
Broad-based
credit
improvements
Exceed fully
phased-in Basel
III capital
standards today
Well-established
franchise in key
markets
Organic growth
success
Continued
investments to
maintain and
enhance
revenue-
generation
Disciplined
expense control
Traditional
banking focus
consistent with
direction of
financial reform

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth
Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Financial summary
Actual Seq. YOY
($ in millions) 2Q12 1Q13 2Q13 $ % $ %
Average Balances
Commercial loans* $46,886 $49,611 $50,513 $902 2% $3,627 8%
Consumer loans*
35,700 36,292 36,194 (98) - 494 1%
Total loans & leases* $82,586 $85,903 $86,707 $804 1% $4,121 5%
Core deposits
$81,980 $84,920 $85,537 $617 1% $3,557 4%
Income Statement Data
Net interest income (taxable equivalent) $899 $893 $885 ($8) (1%) ($14) (2%)
Provision for loan and lease losses 71 62 64 2 2% (7) (11%)
Noninterest income 678 743 1,060 317 43% 382 56%
Noninterest expense 937 978 1,035 57 6% 98 10%
Net income attributable to Bancorp $385 $422 $591 $169 40% $206 53%
Net income available to common shareholders $376 $413 $582 $169 41% $206 55%
Pre-provision net revenue^ $636 $653 $905 $252 39% $269 42%
Earnings per share, diluted 0.40 0.46 0.65 $0.19 41% $0.25 63%
Net interest margin 3.56% 3.42% 3.33% (9bps) (3%) (23bps) (6%)
Return on average assets 1.32% 1.41% 1.94% 53bps 38% 62bps 47%
Return on average common equity 11.4% 12.5% 17.3% 480bps 38% 590bps 52%
Return on average tangible common equity^ 14.1% 15.4% 21.1% 570bps 37% 700bps 50%
* Excluding loans held-for-sale
^ Non-GAAP measure; See Reg. G reconciliation.
Note: Numbers may not sum due to rounding and percentages in all of the tables in this presentation are calculated on actual dollar amounts not the rounded dollar amounts.
• 2Q13 earnings of $0.65 per share included net $0.22 benefit from sale of Vantiv shares and warrant valuation.
• ROAA of 1.94% including Vantiv-related gains, 1.26% excluding them; ROATCE^ of 21.1% including Vantiv-related gains, 13.7%
excluding them.
• 10 consecutive quarter of sequential average portfolio loan growth.
th

Pre-tax pre-provision earnings*
PPNR trend
* Non-GAAP measure.  See Reg. G reconciliation.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 of 2Q13 Earnings Presentation dated July 18, 2013 for detailed breakout of credit-related items.
Note: 2Q13, 4Q12, and 3Q12 also included mortgage repurchase reserve build of $9 million, $26 million, and $22 million, respectively related to additional guidance received from Freddie Mac.
• PPNR of $905MM up 39% from 1Q13 levels and up 42% from prior year
• Adjusted PPNR of $631MM, up 5% sequentially and up 6% from prior year
PPNR reconciliation
$800
$700
$600
$500
$400
$300
$200
$100
$0
2Q12 3Q12 4Q12 1Q13 2Q13
PPNR $636 $568 $616 $653 $905
40
17
59
14
68
13
24
10
35
6
593
598
638
602
631
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
Income before income taxes (U.S. GAAP) (a) $565 $503 $540 $591 $841
Add: Provision expense (U.S. GAAP) (b) 71 65 76 62 64
PPNR (a) + (b) $636 $568 $616 $653 $905
Adjustments to remove (benefit) / detriment^:
In noninterest income:
- - (157) - (242)
Valuation of 2009 Visa total return swap 11 1 15 7 5
Vantiv warrant & puts (56) 16 19 (34) (76)
Valuation of bank premises moved to HFS 17 - - - -
Litigation reserve additions in revenue 6 - - - -
Sale of certain Fifth Third funds - (13) - (7) -
BOLI settlement - - - - (10)
Securities (gains) / losses (3) (2) (2) (17) -
In noninterest expense:
Debt extinguishment (gains) / losses - 26 134 - -
Sale of certain Fifth Third funds - 2 - - -
FDIC insurance expense (9) - - - -
Gain on sale of affordable housing (8) (5) - (9) (2)
Litigation reserve additions in expense (1) 5 13 9 51
Adjusted PPNR $593 $598 $638 $602 $631
Credit-related items^^:
In noninterest income 17 14 13 10 6
In noninterest expense 40 59 68 24 35
Credit-adjusted PPNR** $650 $671 $719 $636 $672
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12)
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Strong mortgage banking results
• Record origination fees and gain on loan
sales in FY12
– Driven by record gain on sale margins
and origination volumes
Mortgage originations and gain-on-sale margin*
Mortgage Banking Revenue ($MM)
* Gain-on-sale margin represents gains on all loans originated for sale.
Note: Numbers may not sum due to rounding
$233
$220
$200
$183
63
62
64
7
42
61
62
72
(51)
(53) (52) (48)
(40)
(22)
(41)
239
169
$258
226
183
150
$8
$7
$6
$5
$4
$3
$2
$1
$0
($B)
2Q12
3Q12 4Q12
1Q13
2Q13
Margin* Originations HFI Originations for sale
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
• 2Q13 mortgage volume a record
• Expect lower mortgage gain on sale
revenue on lower volume due to:
2Q12 3Q12 4Q12 1Q13 2Q13
Orig fees and gains on loan sales
Servicing rights amortization
Gross servicing fees
MSR valuation adjustment
– Gains down $19MM due to lower gain
on sale margins
– Gain on sale margins declined
significantly in June due to rising
mortgage rates
– MSR valuation adjustments of positive
$72 million offset lower gains on sale
– Waning of refinance boom
o
Impact of higher mortgage rates
– Competitive pressure on industry
margins
– Lower HARP volumes
• Potential for better mortgage servicing
results as rates increase

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Corporate banking business generating growth
• 3% average C&I loan growth
2Q13 vs 1Q13; 15% average C&I
loan growth 2Q13 vs 2Q12
• Reflects investments in mid-
corporate space (businesses
that generate $500MM to $2B in
revenue)
• C&I production broad based
across industries and sectors;
reflects strength in healthcare
and manufacturing industries
• Launch of Energy Lending
initiative in 2H12
C&I Portfolio^ ($B)
^ Presented on an average basis; Excluding held-for-sale loans.
Corporate banking
revenue ($MM)
Commercial deposit fees
YoY % growth
• 2Q13 corporate banking revenue
up 7% from 1Q13 and 4% from
2Q12
• YOY growth in corporate
banking revenue driven by:
– Investments in capital
markets capabilities
– Increased syndication and
business lending fees
• Led/co-led ~80% of syndications
in 2012 vs ~60% in 2011
• Broad product set and
capabilities to deliver solutions
that meet client needs
• Growth from investments in
treasury management business
• Remote Currency Manager
(RCM) contributed ~$13MM in
revenue in 2012
– Remote cash management
solution that simplifies
cash handling and
improves cash flow
• Specialized healthcare industry
products including RevLink
Solutions platform; ~20%
increase in accounts 2012 vs
2011
$32
$34
$30
$28
$26
$24
$22
$20
2011 2012 2011 2012 2011 2012
$410
$430
$370
$390
$330
$350
$290
$310
$270
$250
5%
6%
7%
8%
2%
3%
4%
0%
1%
28.5
32.9
350
413
+7%
+2%

ACCESS
360°
5328 2801 2345 0987
00/00
Debit
MasterCard
YOUR NAME HERE
real life rewards
DUO
5412 7501 2345 0987
12/15
WORLD
MasterCard
YOUR NAME HERE

+55%

Momentum building in consumer bank as a
result of investments and strategic changes
Consumer deposit activity
More distribution channels for customers to access our products and services
Online banking Mobile banking
Alternative channel delivery
Consumer segment net income ($MM)
Investments showing up in
stronger consumer segment results
Indirect auto lending footprint
Expanded footprint
Card innovation
New products that fit the way
customers choose to bank
% of checking households with Transaction volume by channel
5%
18%
77%
Branch
ATM
Mobile
2009 2Q13
47%
50%
2011 2Q13
9%
19%
2009
2012
36 states
45 states
2Q12 3Q12 4Q12 1Q13 2Q13
Branch Banking Consumer Lending
$129
$83
© Fifth Third Bank | All Rights Reserved

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
2Q13 balances of outstanding claims increased 13% from 1Q13
— Within recent range of quarterly volatility
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 89% of current quarter outstanding claims
Approximately 87% of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
2Q12 3Q12 4Q12 1Q13 2Q13
Beginning balance $71 $75 $99 $131 $133
Net reserve additions    20 39 47 22 20
Repurchase losses (16) (15) (15) (20) (14)
Ending balance $75 $99 $131 $133 $139
* Includes reps and warranty reserve ($117MM) and reserve for loans sold with recourse ($21MM)
Note: Numbers may not sum due to rounding
% Current          41%           29%           19%           26% 27%
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2003 and Prior $422 $1,876 $131 $141 $2,570
2004 177 679 26 103 985
2005 170 806 35 104 1,116
2006 230 644 32 169 1,075 9%
2007 330 1,059 42 140 1,572
2008 407 794 315 - 1,517
2009 969 4,661 2,414 1 8,045
2010 2,298 5,204 2,288 - 9,790
2011 2,962 5,518 1,854 - 10,333
2012 5,274 10,058 4,376 52 19,760
2013 2,425 4,325 3,504 151 10,405
Grand Total $15,663 $35,625 $15,017 $862 $67,167
1.2%
$100
$120
$60
$80
$20
$40
$-
$96
$73
$66
$47
$53
18
19
19
5
6
79
55
48
42
47
2Q12 3Q12 4Q12 1Q13 2Q13
Agencies Private Total Claims
2004-2008 vintages account for ~84% of total life to date losses of $422MM from sold portfolio
$9 increase in representation & warranty reserve resulting from new Freddie Mac guidance regarding potential for 2004-2006
repurchase claims

© Fifth Third Bank | All Rights Reserved
Actual
Seq. YOY
($ in millions) 2Q12 1Q13 2Q13 $ % $ %
C&I
$46 $25 $33 $8 32% ($13) (28%)
Commercial mortgage
25 26 10 (16) (58%) (15) (57%)
Commercial construction
- 3 - (3) NM - NM
Commercial lease
7 - 2 2 NM (5) (78%)
Commercial
$78 $54 $45 ($9) (15%) ($33) (42%)
Residential mortgage loans
36 20 15 (5) (29%) (21) (59%)
Home equity
39 30 23 (7) (23%) (16) (41%)
Automobile
7 4 5 1 6% (2) (22%)
Credit card
18 20 19 (1) (3%) 1 6%
Other consumer
3 5 5 - (8%) 2 37%
Consumer
$103 $79 $67 ($12) (17%) ($36) (36%)
Total net charge-offs
$181 $133 $112 ($21) (16%) ($69) (39%)
Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
$133
Net charge-offs ($MM)
$112
$181
$156
Year-over-year charge-offs down significantly due to improving credit trends
$MM %
Florida $13 12%
Michigan 15
14%
Subtotal $28 26%
Other 84         74%
Total $112 100%
NCO ratio
0.88%
0.75%
0.70% 0.63%
0.51%
Note: Numbers may not sum due to rounding.
Card
17%
Auto
4%
Home
equity
21%
Residential
mortgage
13%
Coml lease
1%
Coml.
mortgage
10%
C&l
30%
Other
consumer
4%
NC
3%
FL
12%
MI
14%
OH
24%
IN
4%
IL
17%
KY
4%
Other /
National
21%
TN
1%
$200
$150
$100
$50
$0
$147
67
79
91
94
103
78
62
56
54
45
2Q12 3Q12
4Q12
1Q13
2Q13
$MM %
Commercial $45 41%
Consumer $67 59%
Total   $112 100%
Commercial Consumer

© Fifth Third Bank | All Rights Reserved
Nonperforming assets
• NPAs of $1.2B excluding held-for-sale down
29% year-over-year
• Commercial NPAs of $794MM, down 33% from
the previous year
– Homebuilder / developer NPAs of
$63MM; represent 8% of total
commercial NPAs
• Consumer NPAs of $356MM, down 18% from
the previous year
• NPAs in held-for-sale of $15MM
C&I / Lease
$370MM, 32%
CRE
$424MM, 37%
Residential Mortgage
$312MM, 27%
Other Consumer
$44MM, 4%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($MM)
Nonperforming assets continue to improve
$1,286
$1,210
$1,150
$1,619
$1,446
437
429
403
382
356
1,182
1,017
883
828
794
$2,000
$1,500
$1,000
$500
$0
2Q12 3Q12 4Q12 1Q13 2Q13
NPA ratio
Commercial Consumer
1.96% 1.73% 1.49% 1.41% 1.32%
13%
9%
12%
2%
25%
14% <1%
<1%
25%
28%
24%
20%
5%
10%
5%
2%
4%
2%
40%
11%
18%
4%
12%
4%
3%
8%
7%
16%
29%
8%
10%
9%
3%
18%

Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.7B were on accrual
status and $162MM were nonaccruals
— $1.2B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 4Q12
Mortgage TDRs that are past due 60 days or more trend by vintage*
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
© Fifth Third Bank | All Rights Reserved
58%
10%
12%
11%
9%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
$1.4B current consumer TDRs (%)
$1.2
billion
10%
1%
22%
12%
18%
37%
2008
2009
2010
2011
2012
2013
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
6 12 18
2008
2009 2010
2011 2012
Mortgage TDR Volume by Vintage
Months Since Modification

NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding
NPL HFI Rollforward
Commercial
2Q12 3Q12 4Q12 1Q13 2Q13
988 983 806 697 639
Transfers to nonperforming 203 120 68 80 151
Transfers to performing 0 (17) (4) (1) (6)
Transfers to performing (restructured) (4) (20) (5) (4) (7)
Transfers to held-for-sale (3) (7) - (1) (2)
Loans sold from portfolio (4) (18) (6) (3) (2)
Loan paydowns/payoffs (123) (159) (89) (53) (80)
Transfers to other real estate owned (15) (35) (22) (27) (28)
Charge-offs (79) (62) (55) (54) (45)
Draws/other extensions of credit 20 21 4 5 3
983 806 697 639 623
Consumer
2Q12 3Q12 4Q12 1Q13 2Q13
364 359 347 332 312
Transfers to nonperforming 182 161 146 124 116
Transfers to performing (26) (29) (28) (26) (31)
Transfers to performing (restructured) (40) (37) (34) (29) (28)
Transfers to held-for-sale - - - - -
Loans sold from portfolio - - - - -
Loan paydowns/payoffs (32) (38) (36) (27) (32)
Transfers to OREO/other repossessed property (18) (17) (18) (17) (21)
Charge-offs (72) (53) (47) (46) (30)
Draws/other extensions of credit 1 1 1 1 (1)
359 347 332 312 285
Total NPL 1,342 1,153 1,029 951 909
Total new nonaccrual loans - HFI 385 281 214 204 267
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
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Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 43% of total loans and 29% of net charge-offs
• FL represented 6% of loans, 10% of 2Q13 losses
* Excludes loans held-for-sale.
© Fifth Third Bank | All Rights Reserved
FL
6%
MI
8%
OH
14%
IN
5%
IL
13%
KY
3%
TN
5%
NC
4%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $32,612 $33,344 $36,038 $36,757 $37,856
Avg Loans* $32,734 $33,111 $34,301 $36,395 $37,630
90+ days delinquent $2 $1 $1 $1 -
as % of loans 0.01% NM NM NM NM
NPAs* $479 $406 $352 $332 $361
as % of loans 1.47% 1.22% 0.98% 0.90% 0.95%
Net charge-offs $46 $29 $36 $25 $33
as % of loans 0.57% 0.36% 0.42% 0.28% 0.35%
C&I
Auto
Manufacturing
1%
Accommodation
3%
Construction
4%
Finance &
Insurance
14%
Other
36%
Wholesale
Trade
10%
Auto Retailers
2%
Retail Trade
4%
Real Estate
3%
Manufacturing
23%
Other /
National
42%

© Fifth Third Bank | All Rights Reserved
Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
• Commercial mortgage loans represented 10% of total loans
and 9% of net charge-offs
• Owner occupied 2Q13 NCO ratio of 0.3%, non-owner occupied
2Q13 NCO ratio of 0.7%
• Loans from FL/MI represented 37% of portfolio loans, 49% of portfolio losses in 2Q13
* Excludes loans held-for-sale.
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $9,662 $9,348 $9,103 $8,766 $8,443
Avg Loans* $9,810 $9,567 $9,193 $8,965 $8,618
90+ days delinquent $22 $22 $22 - -
as % of loans 0.23% 0.24% 0.24% NM NM
NPAs* $555 $489 $434 $409 $355
as % of loans 5.66% 5.15% 4.69% 4.59% 4.15%
Net charge-offs $25 $28 $17 $26 $10
as % of loans 1.04% 1.15% 0.70% 1.18% 0.50%
Commercial mortgage
MI
24%
OH
27%
IN
6%
IL
10%
KY
3%
TN
2%
NC
4%
Other /
National
11%
FL
13%
Accommodation
5%
Auto
Manufacturing
<1%
Construction
5%
Finance &
Insurance
3%
Manufacturing
8%
Real Estate
38%
Retail Trade
5%
Auto Retailers
3%
Whoesale
Trade
4%
Other
28%

© Fifth Third Bank | All Rights Reserved
Commercial construction
Loans by geography Credit trends
Loans by industry Comments
• Commercial construction loans represented 1% of total loans and increased 9% from 1Q13
• Loans from FL/MI represented 22% of portfolio loans
* Excludes loans held-for-sale.
Accommodation
1%
Construction
18%
Finance &
insurance
3%
Manufacturing
1%
Real estate
58%
Retail Trade
1%
Auto Retailers
1%
Wholesale
Trade
1%
Other
16%
MI
12%
OH
21%
IN
3%
IL
14%
KY
3%
TN
3%
NC
4%
Other /
National
30%
FL
10%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $822 $672 $698 $694 $754
Avg Loans* $873 $742 $686 $695 $713
90+ days delinquent - - $1 - -
as % of loans NM NM 0.14% NM NM
NPAs* $141 $110 $88 $78 $69
as % of loans 16.57% 15.77% 12.37% 11.12% 8.88%
Net charge-offs - $4 $4 $3 -
as % of loans (0.12%) 2.29% 1.91% 1.44% (0.04%)
Commercial construction

© Fifth Third Bank | All Rights Reserved
Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $253MM, down 92% from
peak of $3.3B in 2Q08; represents <1% of total loans and
<1% of commercial loans
• $63MM of NPAs (60% commercial mortgage, 28%
commercial construction, 12% C&I)
* Excludes loans held-for-sale.
C&I
26%
Commercial
mortgage
43%
Commercial
construction
31%
OH
44%
MI
18%
FL
2%
Other /
National
<1%
NC
10%
TN
6%
KY
4%
IL
10%
IN
6%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $376 $376 $318 $309 $285
90+ days delinquent - - - - -
as % of loans NM NM NM NM NM
NPAs* $114 $104 $88 $79 $63
as % of loans 26.52% 23.96% 24.19% 22.44% 22.00%
Net charge-offs $4 $3 - $1 ($1)
as % of loans 4.37% 2.85% 0.28% 1.57% (0.84%)
Homebuilders/developers

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1    liens: 100%; weighted average LTV: 72.6%
Weighted average origination FICO: 753
Origination FICO distribution:  <660 6%; 660-689 6%; 690-719 9%;
720-749 14%; 750+ 57%; Other^ 8%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 39%; 70.1-80 37%; 80.1-90 7%;
90.1-95 4%; >95 13%
Vintage distribution: 2013: 14%; 2012 26%; 2011 17%; 2010 9%;
2009 4%; 2008 4%; 2007 5%; 2006 5%; 2005 8%; 2004 and prior 8%
13% originated through broker; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans
and 13% of net charge-offs
• FL portfolio 13% of residential mortgage loans and 31% of
portfolio losses; MI portfolio 15% of residential mortgage
loans and 18% of portfolio losses
st
MI
15%
OH
25%
IN
8%
IL
13%
KY
6%
TN
2%
NC
5%
Other /
National
13%
FL
13%
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $11,429 $11,708 $12,017 $12,091 $12,400
Avg Loans* $11,274 $11,578 $11,846 $12,096 $12,260
90+ days delinquent $80 $76 $75 $74 $71
as % of loans 0.70% 0.65% 0.62% 0.61% 0.57%
NPAs* $322 $317 $290 $275 $255
as % of loans 2.82% 2.71% 2.41% 2.27% 2.06%
Net charge-offs $36 $26 $23 $20 $15
as % of loans 1.28% 0.90% 0.77% 0.69% 0.48%
Residential mortgage

Home equity loans represented  11% of total loans and 21% of net charge-offs
Approximately 13% of portfolio in broker product generated 32% total loss
Approximately one third of Fifth Third 2 liens are behind Fifth Third
1 liens
2005/2006 vintages represent approximately 27% of portfolio; account for 43% of losses
Home equity
1 liens: 33%; 2nd liens: 67%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 52%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 40%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 6%; >95 12%
Vintage distribution: 2013: 3%; 2012 5%; 2011 3%; 2010 3%; 2009
4%; 2008 10%; 2007 10%; 2006 14%; 2005 13%; 2004 and prior 35%
% through broker channels: 13% WA FICO: 734 brokered, 754 direct;
WA CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $1,458 $1,414 $1,366 $1,321 $1,275
90+ days delinquent $17 $16 $14 $13 $11
as % of loans 1.15% 1.16% 1.05% 1.02% 0.89%
Net charge-offs $14 $13 $12 $10 $7
as % of loans 3.76% 3.62% 3.48% 3.08% 2.30%
Home equity - brokered
($ in millions) 2Q12 3Q12 4Q12 1Q13 2Q13
EOP Balance* $8,919 $8,824 $8,652 $8,406 $8,256
90+ days delinquent $50 $49 $44 $40 $37
as % of loans 0.56% 0.55% 0.50% 0.47% 0.44%
Net charge-offs $25 $24 $22 $20 $16
as % of loans 1.14% 1.09% 1.01% 0.93% 0.76%
Home equity - direct
© Fifth Third Bank | All Rights Reserved
IL
13%
IN
10%
OH
25%
KY
7%
TN
2%
NC
1%
Other
17%
FL
3%
MI
22%
Other
2%
FL
9%
MI
20%
NC
5%
TN
1%
KY
8%
IL
14%
IN
9%
OH
32%
nd
st
st

© Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by elevated NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
* NPAs exclude loans held-for-sale.
Note: Numbers may not sum due to rounding
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 2.4 6% 39 11% 3 10%
Commercial mortgage 1.1 13% 93 26% 1 6%
Commercial construction 0.1 10% 24 34% - NM
Commercial lease 0.1 2% 7 88% - NM
Commercial 3.7 7% 164 21% 4 9%
Mortgage 1.7 13% 113 46% 5 31%
Home equity 0.7 8% 11 19% 3 12%
Auto 0.6 5% 1 8% - NM
Credit card 0.1 5% 3 7% 1 6%
Other consumer 0.0 3% - NM 1 13%
Consumer 3.1 8% 127 36% 9 14%
Total 6.8 291 13
Florida
8% 12% 25%
8%
2%
36%
17%
1%
1%
24%
11%
39%
3%
8%
32%
14%
<1%
4%
1%
22%
9%
4%
25%
5%
<1%
34%

© Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacted credit results due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs**
30%
19%
18%
8%
1%
2%
18%
3%
1%
53%
5%
15%
5%
18%
<1%
<1%
4%
17%
29%
5%
16%
29%
4%
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 3.2 8% 33 9% - NM
Commercial mortgage 2.1 24% 93 26% 5 43%
Commercial construction 0.1 12% 8 12% - NM
Commercial lease 0.2 5% 0 3% - NM
Commercial 5.5 11% 134 17% 4 9%
Mortgage 1.9 15% 26 10% 3 18%
Home equity 1.9 20% 9 16% 5 20%
Auto 0.9 7% 1 7% 1 15%
Credit card 0.3 14% 7 18% 2 13%
Other consumer 0.1 20% - NM 1 16%
Consumer 5.0 14% 42 12% 11 17%
Total 10.5 12% 176 15% 15 14%
Michigan
* NPAs exclude loans held-for-sale.
** C&I, Commercial Construction, and Commercial Lease net charge-offs resulted in ~$0.5MM net recoveries, which are excluded from this graph.
Note: Numbers may not sum due to rounding

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2013 2013 2012 2012 2012
Income before income taxes (U.S. GAAP) $841 $591 $540 $503 $565
Add: Provision expense (U.S. GAAP) 64 62 76 65 71
Pre-provision net revenue (a) 905 653 616 568 636
Net income available to common shareholders (U.S. GAAP) 582                             413                             390                             354                             376
Add: Intangible amortization, net of tax 1                                 1                                 2                                 2                                 2
Tangible net income available to common shareholders 583                             414                             392                             356                             378
Tangible net income available to common shareholders (annualized) (b) 2,338                         1,679                         1,559                         1,416                         1,520
Average Bancorp shareholders' equity (U.S. GAAP) 14,221                       13,779                       13,855                       13,887                       13,628
Less: Average preferred stock (717)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,416)                        (2,416)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (24)                              (26)                              (28)                              (31)                              (34)
Average tangible common equity (c) 11,064                       10,939                       11,012                       11,041                       10,779
Total Bancorp shareholders' equity (U.S. GAAP) 14,239                       13,882                       13,716                       13,718                       13,773
Less:  Preferred stock (991)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Intangible assets (23)                              (25)                              (27)                              (30)                              (33)
Tangible common equity, including unrealized gains / losses (d) 10,809                       11,043                       10,875                       10,873                       10,925
Less: Accumulated other comprehensive income / loss (149)                           (333)                           (375)                           (468)                           (454)
Tangible common equity, excluding unrealized gains / losses (e) 10,660                       10,710                       10,500                       10,405                       10,471
Total assets (U.S. GAAP) 123,360                     121,382                     121,894                     117,483                     117,543
Less:  Goodwill (2,416)                        (2,416)                        (2,416)                        (2,417)                        (2,417)
Intangible assets (23)                              (25)                              (27)                              (30)                              (33)
Tangible assets, including unrealized gains / losses (f) 120,921                     118,941                     119,451                     115,036                     115,093
Less: Accumulated other comprehensive income / loss, before tax (229)                           (512)                           (577)                           (720)                           (698)
Tangible assets, excluding unrealized gains / losses (g) 120,692                     118,429                     118,874                     114,316                     114,395
Common shares outstanding (h) 851                             875                             882                             897                             919
Ratios:
Return on average tangible common equity (b) / (c) 21.1% 15.4% 14.1% 12.8% 14.1%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.83% 9.03% 8.83% 9.10% 9.15%
Tangible common equity (including unrealized gains/losses) (d) / (f) 8.94% 9.28% 9.10% 9.45% 9.49%
Tangible book value per share (d) / (h) 12.69 12.62 12.33 12.12 11.89
For the Three Months Ended

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Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
June March December September June
2013 2013 2012 2012 2012
Total Bancorp shareholders' equity (U.S. GAAP) $14,239 $13,882 $13,716 $13,718 $13,773
Goodwill and certain other intangibles (2,496) (2,504) (2,499) (2,504) (2,512)
Unrealized gains (149) (333) (375) (468) (454)
Qualifying trust preferred securities 810 810 810 810 2,248
Other 22 23 33 38 38
Tier I capital 12,426 11,878 11,685 11,594 13,093
Less: Preferred stock (991) (398) (398) (398) (398)
Qualifying trust preferred securities (810) (810) (810) (810) (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (38) (38) (48) (51) (51)
Tier I common equity (a) 10,587 10,632 10,429 10,335 10,396
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 112,285 109,626 109,699 106,858 106,398
Ratio:
Tier I common equity (a) / (b) 9.43% 9.70% 9.51% 9.67% 9.77%
Basel III - Estimated Tier 1 common equity ratio
June
2013
Tier 1 common equity (Basel I) $10,587
Add: Adjustment related to Capital components $86
Estimated Tier 1 common equity under final Basel III rules without AOCI (opt out)(c) $10,673
Add: Adjustment related to AOCI $149
Estimated Tier 1 common equity under final Basel III rules with AOCI (non opt out)(d) $10,822
Estimated risk-weighted assets under final Basel III rules (e) 117,366
Estimated Tier 1 common equity ratio under final Basel III rules (opt out) (c) / (e) 9.09%
Estimated Tier 1 common equity ratio under final Basel III rules (non opt out) (d) / (e) 9.22%
(c), (d)
(e)
For the Three Months Ended
Regulation G Non-GAAP reconciliation
Under the final Basel III rules, non-advanced approach banks are permitted to make a one-time election to opt out of the requirement to include AOCI in Tier 1 common equity. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.
Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to securitizations, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; and (4) Derivatives are differentiated between exchange clearing and over-the-counter and the 50% risk-weight cap is removed.

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2012 2011 2010 2009
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,201 $14,051 $13,497
Goodwill and certain other intangibles (2,499)                        (2,514)                        (2,546)                        (2,565)
Unrealized gains (375)                           (470)                           (314)                           (241)
Qualifying trust preferred securities 810                             2,248                         2,763                         2,763
Other 33                               38                               11                               (26)
Tier I capital 11,685                       12,503                       13,965                       13,428
Less: Preferred stock (398)                           (398)                           (3,654)                        (3,609)
Qualifying trust preferred securities (810)                           (2,248)                        (2,763)                        (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (48)                              (50)                              (30)                              -
Tier I common equity (a) 10,429                       9,807                         7,518                         7,056
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,699                     104,945                     100,561                     100,933
Ratio:
Tier I common equity (a) / (b) 9.51% 9.35% 7.48% 6.99%
For the Year Ended